File Number 33-21534
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

This information reflects changes
to the Prospectus Section, "Portfolio Management".

SUPPLEMENT TO THE ENTERPRISE ACCUMULATION TRUST PROSPECTUS DATED MAY 1, 2000.

David Alger and Seilai Khoo are the individuals responsible for the day-to-day management of the Fund. Mr. Alger has been employed by Alger as Executive Vice President and Director of Research since 1971 and as President since 1995. Ms. Khoo has been employed by Alger as Senior Vice President and Portfolio Manager since 1995 and served as Senior Research Analyst from 1990 to 1995. They have more than 40 years' combined experience in the investment industry.

July 3, 2000